
PURE CYCLE CORPORATION
Earnings presentation for the three and six months ended February 28, 2021
Overview
Water & Wastewater Development
Land Development
BTR
Oil and Gas
Financial Results
Presented by Mark Harding, CEO

Overview

SAFE HARBOR STATEMENT

Statements that are not historical facts contained or incorporated by reference in this presentation are "forward-looking statements" ("FLS") within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 as amended. FLS involve risks and uncertainties that could cause actual results to differ from projected results. The words "anticipate," "believe," "estimate," "expect," "plan," "intend" and similar expressions, as they relate to us, are intended to identify FLS. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. We are not able to predict all factors that may affect future results. We cannot assure you that any of our expectations will be realized. Our actual results could differ materially from those discussed in or implied by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such FLS include, without limitation: the risk factors discussed in our most recent Annual Report on Form 10-K; the timing of new home construction and other development in the areas where we may sell our water, which in turn may be impacted by credit availability; population growth; employment rates; general economic conditions; the market price of water; changes in customer consumption patterns; changes in applicable statutory and regulatory requirements; changes in governmental policies and procedures; uncertainties in the estimation of water available under decrees; uncertainties in the estimation of costs of delivery of water and treatment of wastewater; uncertainties in the estimation of the service life of our systems; uncertainties in the estimation of costs of construction projects; the strength and financial resources of our competitors; our ability to find and retain skilled personnel; climatic and weather conditions, including flood, droughts and freezing conditions; labor relations; availability and cost of labor, material and equipment; delays in anticipated permit and construction dates; environmental risks and regulations; our ability to raise capital; our ability to negotiate contracts with new customers; and uncertainties in water court rulings; and other factors discussed from time to time in our press releases, public statements and documents filed or furnished with the SEC.

COMPLIMENTARY SEGMENTS

Driving value for stakeholders with land and water investments

Water and Wastewater Resource Development Segment

- Own a large and valuable portfolio of water rights
- Sustainable ground and surface water rights we estimate can serve up to 60,000 SFEs
- Denver metro land development requires developers to have water service as a condition of zoning, offering us a competitive edge
- Provide industrial and oil and gas customers with water

Land Development Segment

- Own property in highly attractive and easily accessible I-70 Corridor of Denver, Colorado
- Developing nearly 1,000 acres of a full Master Planned community known as Sky Ranch.
- Sky Ranch has over 3,400 residential units and over 2 million square feet of retail, commercial and industrial uses
- Developing residential and commercial land for which we are the sole water and wastewater service provider
- Retain ownership of portions of property to receive residual benefit

Build-to-Rent Segment

- Develop single family homes in the Denver metro area in neighborhoods we are developing
- Receive rental income in growing housing market
- Benefit from immediate asset appreciation and accretive cash flows
- Provide water and wastewater service to rental properties


PURE CYCLE CORPORATION
Earnings presentation for the three and six months ended February 28, 2021
Overview
Water & Wastewater Development
Land Development
BTR
Oil and Gas
Financial Results
Presented by Mark Harding, CEO

WHOLESALE WATER AND WASTEWATER



Wastewater
Collection
Wells/Diversion
Treatment
Distribution
Use
Irrigation reuse

AT A GLANCE

Large water portfolio in water-short Denver

Company owns or controls 29,000+ acre feet of groundwater & surface water which we estimate can serve 60,000 taps

Own rights to surface reservoir storage assets

Principle business interests are to deliver wholesale water and wastewater service

One-Time Connection Fees:
Water tap fees $27,753
Sewer tap fees $4,847
Capital capacity $2.0 Billion

Annual Usage Charges:
Avg. Metered Water & Sewer $1,500/SFE/yr.

Buildout Annual Revenues $90mm/yr.





WATER RECLAMATION FACILITY

(100% Reuse Facility)

- Construction of this $10 million investment completed in February 2020
- Comprised of a state-of-the-art two-story 30’ x 60’ pretreatment building and a two-story 69’ x 167’ main plant structure.
- Active odor control technology.
- Provides highly treated irrigation and other reclaimed water uses and can service up to 2,000 single family equivalent units in Sky Ranch.
- A “green roof” will cover 90% of the Main Plant.

Water Services

Growth from:

New Residential
New service customers added with every neighborhood

New Commercial
Future Sky Ranch commercial phases

Existing Residential
Elbert and hwy 86 Residents

Existing Commercial
Elbert and Hwy 86 commercial customers



Monthly Water Customers
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
649
973
1,570
2,070
2,570
3,070
3,570
4,070
4,570
5,000
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Actual
Projected

Investment in Water and Tap Sales

All major infrastructure is in service to support phase 2 of the Sky Ranch Development


Water
Assets
(Net)
In millions
FQ2 2021
$54.7
FY 2020
$55.1
FY 2019
$50.3
FY 2018
$36.7
FY 2017
$34.6
60% Growth

Water/WW Tap Fees


$6M
$5M
$4M
$3M
$2M
$1M
0
$3,544,700
$5,641,000
$3,456,500
$2,666,000
2019
2020
2021
$ Sold
Projected

(Current Rates)


PURE CYCLE CORPORATION
Earnings presentation for the three and six months ended February 28, 2021
Overview
Water & Wastewater Development
Land Development
BTR
Oil and Gas
Financial Results
Presented by Mark Harding, CEO

LAND DEVELOPMENT

- Developing the 930 acre Sky Ranch
- Can accommodate up to 3,400 residential lots
- Can Accommodate up to 2 million square feet of commercial development (1,600 SFE's)
- Total connections equal to 5000 SFE's
- 15 miles east of downtown Denver and 4 miles south of DIA


SKY RANCH

Phase Progress


PHASE 1

- All lots delivered (509)
- Nearly 300 residents
- 115 homes under construction
- Estimated that homes will be fully sold out by December 2021
- Recognized $36.7 million in lot revenue to date
- Recognized $11.5 million in tap fees to date

PARTNERING HOMEBUILDERS

kb HOME

taylor morrison
Homes Inspired by You

RICHMOND AMERICAN HOMES

- Approximately 900 lots in total
  - 800 lots under contract with home builders
  - 100+ lots reserved for BTR purposes (In yellow)
- Broke ground February 2021
- Initial lots expected to be delivered late calendar 2021
- Estimated lot revenues of $72.6 million
- Estimated tap fees of $21.5 million
- Estimated $48 million of reimbursable costs

PARTNERING HOMEBUILDERS

D·R·HORTON America's Builder

CHALLENGER HOMES

LENNAR

kb HOME


Phase 2

SKY RANCH

Filing 1 - 506 Lots

Lot Sales	$ 36.7 million
Current Reimbursables	$ 10.5 million
Future Reimbursements	$ 21.1 million *
Tap Fees	$ 14.9 million**
Costs	$ 35.8 million

*Recognized in income in Q2-2021
**$11.5 million to date with $3.4M expected before end of 2021

Filing 2 - 900 Lots

Lot Sales	$ 72.6 million
Reimbursables	$ 48.1 million
Tap Fees	$ 21.5 million
Costs	$ 65.5 million

Key Comparisons

- 50' Lots sold for 40% more
- 45' lots sold for 30% more
- Higher density and diversified product mix
- Lot construction costs to remaining relatively the same
- Majority of water and wastewater infrastructure already built in filing 1 and can be used for filing 2 with far less expenditures


Revenues
3600 Lots*
600M
500M
400M
300M
200M
100M
0
117,360,000
192,400,000
900 Lots
506 Lots
21,500,000
48,000,000
14,900,000
31,643,000
36,674,000
72,600,000
331,254,000
Filing 1 Revenues
Filing 2 Revenues
Remaining Revenues
Lot Revenue
Reimbursable Costs
Tap Fees


Expenses
400M
350M
300M
250M
200M
150M
100M
50M
0
Avg of ~$70K per lot!
3600 Lots*
900 Lots
506 Lots
35,807,000
65,500,000
262,000,000
Filing 1 Expenses
Filing 2 Expenses
Remaining Expenses
Lot Costs

* 3600 remaining lots includes 1600 commercial equivalent lots with results estimated using phase 2 actuals


PURE CYCLE CORPORATION
Earnings presentation for the three and six months ended February 28, 2021
Overview
Water & Wastewater Development
Land Development
BTR
Oil and Gas
Financial Results
Presented by Mark Harding, CEO



Our Strategy and Projections

BUILD-TO-RENT

Build-to-Rent (BTR) is the construction of single family homes with the intent to retain them for long-term rental purposes. Pure Cycle is working with experienced home builders to construct these houses, which Pure Cycle will own and maintain these properties, taking on a new role as property manager.

"The BTR model is ideal for our highly appreciated land and water assets, allowing us to build an accretive high margin recurring revenue product while maintaining our highly liquid balance sheet using inexpensive capital for the incremental cost of building each home" stated Mark W. Harding, President and CEO


RE COLORADO® Market Watch

March 2021
Greater Denver Metro Area

+7% HOMES CLOSED

In the Denver Metro area this March, 5,169 Homes Closed, which is more than any other March on record. The number of March closings was 7% more than March 2020 and 31% more than last month.

In March, the count of listings in Pending status was 5,783, 28% higher than last year and up 25% from last month, indicating the number of closings could continue to be strong.

Homes Closed
4,866
1,394
3,472
4,717
1,433
3,284
4,529
1,346
3,183
4,831
1,452
3,379
5,169
1,722
3,447
2017
2018
2019
2020
2021
Multi-Family/Condo/Townhome
Single-Family Residence

Average Closed Prices
$471,115
$524,266
$528,895
$565,745
$674,665
$319,851
$352,440
$359,552
$385,299
$414,548
$427,781
$472,066
$478,567
$511,511
$588,009
2017
2018
2019
2020
2021
Multi-Family/Condo/Townhome
Single-Family Residence

+15% PRICES

In March, the average price of a home in the Denver metro area was $588,009, a **year-over-year increase of 15%** and up 7% from last month.

Single-Family Residences sold for an average price of $674,665, up 19% year over year. The price of multi-family/condos/townhomes was up 8% from March 2020, at an average of $414,548.

-13% NEW LISTINGS

Throughout the month, sellers brought 5,820 new listings to the market, **13% fewer than last year at this time**, but 28% more than last month.

The count of active listings of homes for sale at the end of March was 1,751, 73% lower than last year and 13% lower than the end of last month.

We currently have **1 week of inventory**, 5 weeks fewer than last March and 1 week fewer last month.

New Listings
6,837
1,837
5,000
6,369
1,795
4,574
6,244
1,963
4,281
6,673
1,971
4,702
5,820
1,721
4,099
2017
2018
2019
2020
2021
Multi-Family/Condo/Townhome
Single-Family Residence

"Housing demand in the Denver area continues to outpace supply, and as a result of increasing costs and the need for large down payments, the single-family rental market is growing exponentially. Our national home builder customers have expressed interest in building these homes, offering renters a brand new home without the hassle of buying."

- Mark Harding, President of Pure Cycle


Sky Ranch - Life Within Reach
Population
• Denver metro population continues to grow
• Many "urbanites" are moving to the suburbs for more space and affordability
• Younger families need space but may not be ready for down payment and long-term mortgages
Location
• Single family homes with room to grow
• Master Planned Community with all the amenities for pets, families, and easy living
• 2 million square feet of commercial and retail to be developed
Amenities
• New charter school approved
• Several parks and open spaces
• Community is pet friendly
• Landscaping services offered for rentals
• Recreation center and pool in the works
• Double the amount of open space over county requirements
Commutes
• Close to DIA, Gaylord Hotel, Amazon Fulfillment Center, Buckley AFB, CU Anschutz Medical Campus
• 30 minutes to Downtown
• 10 minutes to light-rail
• Easy access to I-70 and E-470
Stability
• Colorado rents have not been as affected by the pandemic
• Single family rents are generally more stable than multifamily
• Continued revenue for the Water and Wastewater Resource Development

		Pro Forma Single house Monthly		Pro Forma Single house Annualized
Rental income	$	2,800	$	33,600
Operations, repairs and maintenance		150		1,800
Property Taxes and insurance		398		4,780
Interest Expense		945		11,337
Cash flow	**$**	**1,307**	**$**	**15,683**

Annualized Average Estimated Rental Revenue per Home of $33K

Annualized Average estimated cash flow per Home of $15K

Annualized Estimated Capitalization Rate [1] 6%

Assumptions

- Rental income is estimated based on average rental rates in surrounding communities with a similar home
- Optional additional services such as yard and snow maintenance included in rent and cost
- Current staffing will provide property management services for the foreseeable future
- Property taxes based on current mills in Sky Ranch
- Interest expense based on current finance offering for a 30-year amortizing loan at 3.75%
- Cost of homes will be amortized using the straight-line depreciation method over thirty years, which is a non-cash charge and not included in the cash projections table above

1 Net operating income/market value. Excludes interest and depreciation.

PER HOUSE ESTIMATES

Capitalized costs	Financed costs	Fair market value
$342K	$317K	$450K

Assumptions

- Flexible debt usage, up to 80% of appraised value
- Low cost capital (3.75%)
- House fair market value estimated at $450,000 based on homes sold in Sky Ranch per NMLS
- Annual appreciation estimated at 4% per year
- Estimated construction of 12 homes per year


15 Year Forecast - 100 Homes
60,000,000.00
50,000,000.00
40,000,000.00
30,000,000.00
20,000,000.00
10,000,000.00
-
2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
Assets at Cost
Estimated FMV
House Equity


PURE CYCLE CORPORATION
Earnings presentation for the three and six months ended February 28, 2021
Overview
Water & Wastewater Development
Land Development
BTR
Oil and Gas
Financial Results
Presented by Mark Harding, CEO

Southern Wattenberg Niobrara

More than 200 square miles in Adams & Arapahoe Counties

- Five Possible Formations
- Pad Development: 40 Acre spacing
- 16 wells/mile formation
- Over 10,000 well capacity
- Average $250,000 per well



Legend
Service Area
Lowry Range
Sky Ranch
Gas Collection
Water Transmission
Wells Drilled to date 2019
Approximately 100 wells drilled to date total
Sky Ranch
Arapahoe County Fairgrounds
Watkins
Lowry Range


PURE CYCLE CORPORATION
Earnings presentation for the three and six months ended February 28, 2021
Overview
Water & Wastewater Development
Land Development
BTR
Oil and Gas
Financial Results
Presented by Mark Harding, CEO

Six Months Ended February 28, 2021

Revenue (000's)



$1,129
$6,791
2,139
4,652
$20,191
11,956
8,235
$25,708
18,934
6,774
$9,607
4,419
5,187
FYE 2017
FYE 2018
FYE 2019
FYE 2020
Six Months Ended FQ2-21
W-WW Segment
Land Development

Gross Margin (000's)



$706
706
$3,389
3,244
$7,356
651
6,705
$8,835
3,065
5,770
$5,599
2,087
3,511
FYE 2017
FYE 2018
FYE 2019
FYE 2020
Six Months Ended FQ2-21
W-WW Segment
Land Development

Net Income (000's)



-1,710
414
4,811
6,750
18,197
FYE 2017
FYE 2018
FYE 2019
FYE 2020
Six Months Ended FQ2-21
Net Income

Since the inception of Sky Ranch we have recognized:

$29.4 **Million in Other income from Reimbursables***

*$18.9M in Q2-2021**

$1.5 **Million in Project Management Fees**

$1.4 **Million in Interest from Notes Receivable**

During the three months ended February 28, 2021, the Company revised its estimates to conclude that the reimbursable public improvements, project management revenue and interest income related to the first development phase at Sky Ranch are probable of collection.

View Financial Statements

SUMMARY BALANCE SHEET INFORMATION

ASSETS:		February 28, 2021 (Unaudited)		August 31, 2020
Current Assets:				
Cash, cash equivalents and restricted cash	$	20,763	$	21,797
Land development inventories		-		-
Land development Phase 1		-		481
Land development Phase 2		151		-
Public reimbursable costs - Phase 2		315		-
All other current assets		1,830		3,713
Total current assets		23,059		25,991
Investments in water and water systems, net		54,737		55,087
All other long-term assets		30,730		8,683
Total assets	$	108,526	$	89,761
LIABILITIES:				
Current Liabilities:				
Accounts payable and accrued liabilities	$	1,074	$	2,783
All other current liabilities		5,453		3,435
Total current liabilities		6,527		6,218
All long-term liabilities		1,431		1,499
Total liabilities		7,958		7,717
Total shareholders' equity		100,568		82,044
Total liabilities and shareholders' equity	$	108,526	$	89,761

SUMMARY INCOME STATEMENT INFORMATION

	Three Months Ended		Six Months Ended	
	February 28,2021	February 29,2020	February 28,2021	February 29,2020
	(unaudited)		(unaudited)	
Revenues:				
Metered water usage				
Municipal water usage revenues	$ 74	$ 37	$ 241	$ 140
Oil and Gas water usage revenues	583	20	1,782	57
Wastewater treatment revenues	51	20	93	40
Lot fee revenue	515	2,265	2,871	10,807
Water and wastewater tap revenue	1,583	1,173	2,666	2,845
Project management fees	1,548	-	1,548	-
Special facility projects and other	385	4	406	90
Total revenues	$ 4,739	$ 3,519	$ 9,607	$ 13,979
Expenses:				
Water service operations	$ (213)	$ (207)	$ (758)	$ (461)
Wastewater services operations	(64)	(38)	(156)	(64)
Lot fee construction costs incurred	(269)	(1,817)	(1,988)	(9,880)
Other	(363)	(3)	(387)	(27)
Depreciation and depletion	(354)	(383)	(719)	(602)
Total cost of revenues	(1,263)	(2,448)	(4,008)	(11,034)
Gross profit	3,476	1,071	5,599	2,945
General and administrative expenses	(1,342)	(1,037)	(2,428)	(1,838)
Depreciation	(76)	(95)	(160)	(180)
Operating income (loss)	2,058	(61)	3,011	927
Income from reimbursables	19,379	-	19,379	6,276
Other income	1,582	414	1,734	800
Net income before taxes	23,019	353	24,124	8,003
Income tax expense	(5,667)	(79)	(5,927)	(1,966)
Net income	$ 17,352	$ 274	$ 18,197	$ 6,037
Earnings per fully diluted share	$ 0.72	$ 0.01	$ 0.76	$ 0.25

LEADERSHIP AND BOARD OF DIRECTORS

Mark W. Harding
President and CEO

Kevin B. McNeill
Vice President and CFO

Patrick J. Bierne
Chairman of the Board

Peter C. Howell
Director and Chairman of the Audit Committee

Jeffrey G. Sheets
Director and Chairman of the Nominating and Governance Committee

Arthur G. Epker III
Director and Chairman of the Compensation Committee

Daniel R. Kozlowski
Director

Fredrick A. Fendel III.
Director

CONTACT AND COMPANY INFORMATION

CORPORATE HEADQUARTERS

34501 E. Quincy Ave, BLDG 34, Watkins, CO 80137

CONTACT INFO

info@purecyclewater.com
303-292-3456
www.purecyclewater.com

Follow us on twitter
@PureCycleCorp

STOCK INFO

Ticker symbol (NASDAQ Capital Market): PCYO

Shares outstanding: 23.9 million

Questions?

Stock Price Range



16
14
12
10
8
6
4
2
0

	FYE 2016	FYE 2017	FYE 2018	FYE 2019	FYE 2020	FQ1 2021	FQ2 2021
Low	3.65	4.6	6.65	8.35	7.18	8.52	9.54
High	5.39	8.73	11.4	11.74	13.83	10.48	12.39


PURE CYCLE CORPORATION
Earnings presentation for the three and six months ended February 28, 2021
Overview
Water & Wastewater Development
Land Development
BTR
Oil and Gas
Financial Results
Presented by Mark Harding, CEO